Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tricida, Inc. (the “Company”), on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), each of Gerrit Klaerner, Ph.D., Chief Executive Officer and President of the Company, and Geoffrey M. Parker, Chief Financial Officer and Senior Vice President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: March 29, 2019

/s/ Gerrit Klaerner, Ph.D.
Gerrit Klaerner, Ph.D.
Chief Executive Officer and President
(Principal Executive Officer)

/s/ Geoffrey M. Parker
Geoffrey M. Parker
Chief Financial Officer and Senior Vice President
(Principal Financial Officer)